UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2024

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

602 Sawyer, Suite 710 Houston, Texas	77007
(Address of principal executive offices)	(Zip code)

(713) 424-4247

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2024, the stockholders of Prairie Operating Co. (the “Company”) approved the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (the “LTIP”). As further described below under Item 5.07 of this Current Report on Form 8-K (this “Report”), the Company’s stockholders approved the LTIP at the Company’s Annual Meeting of Stockholders that was held on June 5, 2024 (the “Annual Meeting”).

The LTIP governs awards to our employees, directors and consultants, executive officers, and other individual service providers. Subject to the adjustment provisions of the LTIP, 7,500,000 shares of common stock are reserved and available for delivery with respect to awards under the LTIP. The shares of common stock authorized to be delivered under the LTIP were registered pursuant to a registration statement on Form S-8.

The approval of the LTIP is described in more detail in the section titled “Approval of the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (Item Two)” in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 24, 2024 (the “Proxy Statement”), and such description is incorporated herein by reference.

The foregoing description of the LTIP does not purport to be a complete description of all provisions of the LTIP and is qualified in its entirety by reference to the full text of the LTIP, which is filed herewith as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, only stockholders of record at the close of business on April 8, 2024, the record date for the Annual Meeting (the “Record Date”), were entitled to vote. As of the Record Date, 11,133,889 shares of the Company’s Common Stock (as defined below) were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 9,064,037 shares of the Company’s Common Stock were voted in person or by proxy for the five proposals set forth below, each of which is described in the Proxy Statement.

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the director nominees below to the Board to hold office until the 2025 Annual Meeting of Stockholders or until their successors are elected, by the vote indicated below:

Director Nominees	Votes For	Votes Against	Broker Non-Votes
Edward Kovalik	7,599,733	7,936	1,450,828
Gary C. Hanna	7,601,314	6,550	1,450,828
Paul L. Kessler	7,604,407	6,462	1,450,828
Jonathan Gray	7,594,059	13,310	1,450,828
Gizman I. Abbas	7,552,972	57,626	1,450,828
Stephen Lee	7,599,566	10,882	1,450,828
Erik Thoresen	7,599,310	11,052	1,450,828

Proposal No. 2 - Approval of the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan

The Company’s stockholders approved the LTIP, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,539,627	62,152	11,430	1,450,828

Proposal No. 3 – Ratification of the Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Ham, Langston & Brezina, L.L.P. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024, by the vote indicated below:

Votes For	Votes Against	Abstentions
9,043,151	3,774	17,112

Proposal No. 4 – Advisory Vote on the Compensation of our Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of our named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,564,634	36,613	11,962	1,450,828

Proposal No. 5 – Advisory Vote on the Frequency of Stockholders Votes on the Compensation of our Named Executive Officers

The Company’s stockholders voted, on an advisory basis, to conduct the future advisory votes on the compensation of our named executive officers every three years, by the vote indicated below:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions
424,857	34,583	7,143,454	10,315

Following the Annual Meeting, the Board considered the results, and determined that the Company will hold future say on pay votes ever three years until the next advisory vote regarding the frequency of future say on pay votes, which is required to occur no later than the Company’s 2030 annual meeting of stockholders.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024

PRAIRIE OPERATING CO.

By:	/s/ Daniel T. Sweeney
Name:	Daniel T. Sweeney
Title:	Executive Vice President, General Counsel & Corporate Secretary